SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C 20549

                         FORM 8-K
                      CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the
             Securities Exchange Act of 1934

              Date of Report:  May 28, 1996

                   Colonial Gas Company
     (Exact name of registrant as specified in its charter)


Massachusetts         0-10007               04-1558100
(State of           (Commission File        (IRS Employer
incorporation)         Number)            Identification No.)


          40 Market Street, Lowell, Massachusetts 01853
      (Address of principal executive offices and zip code)

                        (508) 458-3171
     (Registrant's telephone number, including area code)

                     [END OF COVER PAGE]

Item 5.  Other Events

     On May 28, 1996, Colonial Gas Company ("Colonial") jointly announced with Cabot LNG Corporation ("Cabot") the intention to form a joint venture. The joint venture will be accomplished through (i) Cabot acquiring from Colonial a fifty percent (50%) interest in Transgas Inc., a trucking company specializing in liquefied natural gas ("LNG") hauling that is presently a wholly-owned Colonial subsidiary; and (ii) Cabot and Colonial creating a new entity that will lease a Colonial LNG storage tank and market LNG storage and related services to energy providers and end-users. A May 28, 1996 Press Release, jointly issued by Colonial and Cabot and further detailing the joint venture, is included herewith as Exhibit 20 and is also incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits:

    (c)  Exhibits:

         Number and Description of Exhibit

         20.  May 28, 1996 Press Release entitled "Colonial Gas
              Company and Cabot LNG Corporation Announce Joint
              Venture, New Initiatives call for 50/50
              Ownership of Transgas Inc., Joint LNG Storage
              Venture."

                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                COLONIAL GAS COMPANY

Date:  May 29, 1996             By:  /s/ Nickolas Stavropoulos
                                     Executive Vice President-
                                     Finance, Marketing and
                                     Chief Financial Officer